Exhibit 10.20

3339 South Fort Myer
12751 S. Cleveland Ave., Fort Myers, FL

FIRST AMENDMENT
TO
PURCHASE AND SALE AGREEMENT
This First Amendment to Purchase and Sale Agreement (this “Amendment”) is entered into on December _____, 2012 by and between FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership, having an address c/o GKK Realty Advisors, LLC, 420 Lexington Avenue, 19th Floor, New York, NY 10170 (“Seller”), and NATIONAL FINANCIAL REALTY – WFB EAST COAST, LLC, a Delaware limited liability company, having an address c/o National Financial Realty, Inc., 21250 Hawthorne Boulevard, Suite 700, Torrance, CA 90503 (“Purchaser”).
W I T N E S S E T H :
WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of November 6, 2012 (“Original Agreement”) the property located at 12751 S. Cleveland Ave., Fort Myers, FL (“Property”); and
WHEREAS, Seller and Purchaser desire to amend the Original Agreement on the terms and conditions hereinafter set forth.
NOW, THEREFORE, the parties agree to amend the Original Agreement as follows:
1.    Contingency Approval Date.    Notwithstanding anything to the contrary in Original Agreement, the Contingency Approval Date set forth in Section 5.1(a) of the Original Agreement is hereby amended to mean 11:59 p.m. (California time) on Friday, December 21, 2012.
2.    Seller’s Initial Notice.    Notwithstanding anything to the contrary in the Original Agreement, Seller’s Initial Notice shall be delivered by Seller to Purchaser no later than 8:00 a.m. (California time) on Friday, December 21, 2012.
3.    Counterparts.    This Amendment may be executed and delivered (including by facsimile transmission or portable document format (PDF)) in one or more counterparts, each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument.
4.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.
5.    No Modification.    Except as modified by this Agreement, all of the terms, covenants, conditions and provisions of the Original Agreement shall remain and continue unmodified, in full force and effect. From and after the date hereof, the term “this Agreement” shall be deemed to refer to the Original Agreement, as amended by this Amendment. If and to the extent that any of the provisions of this Amendment conflict or are otherwise inconsistent with any provisions of the Original Agreement, the provisions of this Amendment shall prevail.
6.    Amendment.    This Amendment cannot be modified in any manner except by a written agreement signed by Seller and Purchaser.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by or on behalf of each of the parties as of the date first written above.

SELLER:

FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

PURCHASER:

NATIONAL FINANCIAL REALTY – WFB EAST
COAST, LLC,
a Delaware limited liability company

By:	National Financial Realty, Inc.
a California corporation
Its Manager

By:	/s/ Vincent E. Pellerito
Vincent E. Pellerito
President

Schedule 1
Purchase and Sale Agreement First Amendments (Right of First Refusal Properties)

Property Name	State	Property Type	Rentable SF	Purchase Price	Purchaser
3401 - Plaza	PA	Office	481,958	$39,343,510	National Financial Realty - WFB East Coast, LLC
3357 - Mortgage Center	NC	Office	450,393	$36,766,776	National Financial Realty - WFB East Coast, LLC
3438 - WVOC-Four Story	VA	Operations	443,181	$27,133,531	National Financial Realty - WFB East Coast, LLC
3362 - West End Center	NC	Office	343,336	$28,027,429	National Financial Realty - WFB East Coast, LLC
3343 - Atlant Ops Cntr	GA	Operations	335,608	$27,396,571	National Financial Realty - WFB East Coast, LLC
3415 - Columbia Grystn	SC	Office	240,976	$19,671,510	National Financial Realty - WFB East Coast, LLC
3365 - Winston Salem	NC	Office	187,743	$15,325,959	National Financial Realty - WFB East Coast, LLC
3354 - Greenville Sals	NC	Office	111,898	$9,134,531	National Financial Realty - WFB East Coast, LLC
3441 - West End Cntr	NC	Operations	85,455	$6,975,918	National Financial Realty - WFB East Coast, LLC
3368 - Haddon Township	NJ	Office	75,937	$4,029,310	National Financial Realty - WFB East Coast, LLC
3391 - Lancaster Square	PA	Office	59,045	$1,835,371	National Financial Realty - WFB East Coast, LLC
3345 - Columbus Main	GA	Office	50,759	$2,018,348	National Financial Realty - WFB East Coast, LLC
3371 - Morristown Offc	NJ	Office	39,955	$1,588,745	National Financial Realty - WFB East Coast, LLC
3413 - Chalstn 16 Brd	SC	Office	39,558	$3,229,224	National Financial Realty - WFB East Coast, LLC
3370 - Main Strt Offic	NJ	Office	35,660	$3,784,327	National Financial Realty - WFB East Coast, LLC
3408 - York Square	PA	Office	27,967	$1,112,062	National Financial Realty - WFB East Coast, LLC
3339 - South Fort Myrs	FL	Office	25,370	$909,933	National Financial Realty - WFB East Coast, LLC
3376 - Red Bank Mn Off	NJ	Office	23,856	$2,531,657	National Financial Realty - WFB East Coast, LLC
3433 - VA Beach Pembrk	VA	Office	22,403	$1,828,816	National Financial Realty - WFB East Coast, LLC
3405 - West Chestr Off	PA	Branch	19,063	$1,556,163	National Financial Realty - WFB East Coast, LLC
3422 - Blacksburg	VA	Branch	10,912	$433,898	National Financial Realty - WFB East Coast, LLC
3423 - Brookneal	VA	Branch	5,339	$435,837	National Financial Realty - WFB East Coast, LLC